STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT made as of January 11, 2008 between GS CleanTech Corporation, a Delaware corporation with offices at One Penn Plaza, Suite 1612, New York, NY 10119 ("GSCL") and GS EnviroServices, Inc., a Delaware corporation with offices at 14B Jan Sebastian Drive, Sandwich, MA 02563 ("GSEN").

     WHEREAS, GSCL owns 15 million shares of the common stock of GSEN (the "Shares"), representing 53.19% of the outstanding shares; and

     WHEREAS, GSEN wishes to repurchase the Shares on the terms and subject to the conditions hereof.

     NOW, THEREFORE, it is agreed:

1.   First Tranche.

     a. GSCL hereby sells to GSEN, and GSEN hereby purchases eight million seven hundred thirty-three thousand three hundred thirty-three (8,733,333) shares of the common stock of GSEN (the "First Tranche"). In consideration for the First Tranche, GSEN hereby agrees to issue to YA Global Investments, LP ("YAGI") the convertible debenture in the principal amount of $2,000,000 dated this date, pursuant to the Securities Purchase Agreement dated this date between GSEN and YAGI.

     b. The parties acknowledge that the First Tranche has been pledged by GSCL to YAGI to secure certain obligations. GSCL agrees that upon release of the First Tranche from said pledge and delivery of the certificates for the First Tranche to GSCL, GSCL shall promptly deliver to GSEN the certificates for the First Tranche duly endorsed in blank with a medallion-guaranteed signature.

     c. GSCL represents and warrants to GSEN that upon delivery of the certificates for the First Tranche to GSEN, said shares will be free of liens, claims and encumbrances.

2.   Second Tranche

     a. GSCL hereby agrees to sell and GSEN hereby agrees to purchase six million two hundred sixty-six thousand six hundred sixty-seven (6,266,667) shares of GSEN common stock (the "Second Tranche"), on the terms and conditions described in this Section 2. The parties acknowledge that the Second Tranche has been pledged by GSCL to YAGI to secure certain obligations. GSEN and YAGI have entered into a letter agreement dated this date, commonly known as the Side Agreement, which provides that if GSEN pays $1,000,000 to YAGI on or before May 10, 2008, then the Second Tranche will be released from the pledge. GSCL agrees that if the Second Tranche is released from said pledge by reason of GSEN's payment of $1,000,000 to YAGI, then GSCL shall promptly deliver to GSEN the certificates for the Second Tranche duly endorsed in blank with a medallion-guaranteed signature.

     b. GSCL represents and warrants to GSEN that upon delivery of the certificates for the Second Tranche to GSEN, said shares will be free of liens, claims and encumbrances.

3. Proxies. Simultaneous with the execution hereof, GSCL shall execute and deliver to the President of GSEN the proxies annexed hereto as Appendices A and B.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on its first line.

                                           GS CLEANTECH CORPORATION


                                           By: /s/ Kevin Kreisler
                                           ----------------------------
                                                   Kevin Kreisler, Chairman


                                           GS ENVIROSERVICES, INC.


                                           By: /s/ James Green
                                           ----------------------------
                                                   James Green, CEO

                                                                   APPENDIX A

                                      PROXY


     The undersigned hereby appoints the Board of Directors of GS EnviroServices, Inc., as constituted from time to time, or the designee of the Board for this purpose proxy of the undersigned to vote at any meeting of the stockholders of GS EnviroServices, Inc., a Delaware corporation (the "Company") or to express consent by such stockholders to a corporate action in writing without a meeting, in each case in respect of any matter that is brought before the holders of the Company's voting stock, on behalf of and with respect to eight million seven hundred thirty-three thousand three hundred thirty-three (8,733,333) of the shares of common stock held by the undersigned. The undersigned acknowledges that this proxy is coupled with an interest and is irrevocable until the earliest of (a) January 1, 2012, or (b) the date on which YA Global Investments, LP elects to accelerate the maturity date of the Secured Convertible Debenture dated January 11, 2008 issued to it by GS EnviroServices, Inc., at which time this proxy shall terminate and have no further force or effect.



GS CLEANTECH CORPORATION

By:      ___________________________________
         Name: Kevin Kreisler
         Title: Chairman


Date: January 11, 2008

                                                                     APPENDIX B

                                      PROXY


     The undersigned hereby appoints the Board of Directors of GS EnviroServices, Inc., as constituted from time to time, or the designee of the Board for this purpose proxy of the undersigned to vote at any meeting of the stockholders of GS EnviroServices, Inc., a Delaware corporation (the "Company") or to express consent by such stockholders to a corporate action in writing without a meeting, in each case in respect of any matter that is brought before the holders of the Company's voting stock, on behalf of and with respect to six million two hundred sixty-six thousand six hundred sixty-seven (6,266,667) of the shares of common stock held by the undersigned. The undersigned acknowledges that this proxy is coupled with an interest and is irrevocable until May 1, 2008, at which time this proxy shall terminate and have no further force or effect.



GS CLEANTECH CORPORATION

By:      ___________________________________
         Name: Kevin Kreisler
         Title: Chairman


Date: January 11, 2008